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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 27, 1997

                       GE CAPITAL MORTGAGE SERVICES, INC.
         (as Seller and Servicer under Pooling and Servicing Agreements each providing for the issuance of a Series of
                       Mortgage Pass-Through Certificates)

                       GE CAPITAL MORTGAGE SERVICES, INC.
               (Exact name of registrant as specified in charter)

           New Jersey                 33-5042             21-0627285
  (State or other jurisdiction      (Commission        (I.R.S. Employer
        of incorporation)          File Number)       Identification No.)

         Three Executive Campus, Cherry Hill, New Jersey     08002
             (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code (609) 661-6100

                                 AMENDMENT NO. 1

The undersigned registrant, hereby amends the following items, financial statements, exhibits or other portions of its January 27, 1997 Current Report on Form 8-K as set forth in the pages attached hereto:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits 99.1 through 99.10, Exhibits 99.15 through 99.22, Exhibits 99.25 through 99.32, and Exhibits 99.35 through 99.46 are amended as attached hereto.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    GE CAPITAL MORTGAGE SERVICES, INC.

Date:  March 21, 1997               By:     /s/ Karen Pickett
                                       -----------------------------
                                       Karen Pickett, Vice President